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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 10 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 28, 2003
                                 ---------------
                Date of Report (date of earliest event reported)


                                  MORLEX, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        COLORADO                    33-6505D               84-1028977
       --------                     -------                ----------
    (State or Other               (Commission            (IRS Employer
    Jurisdiction of               File Number)       Identification Number)
                                 Incorporation)


                        999 WALT WHITMAN ROAD, 3RD FLOOR
                                MELVLLE, NY 11747
                             ----------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                 (631) 421-3600
                                 --------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 5.  Other Events and Regulation FD Disclosure.

     On March 25, 2003, the Board of Directors of Morlex, Inc. (the "Company") determined that it was in the best interest of the Company to cease its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On March 28, 2003, a Form 15 was filed with the Securities and Exchange Commission, thereby deregistering the Company's securities under the Exchange Act.



                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 MORLEX, INC.


Dated: March 28, 3002             By: /s/ Steven J. Goodman
                                      ----------------------------------
                                      Steven J. Goodman
                                      Secretary






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